SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             -----------------

                                FORM 8-K



                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         June 24, 1997
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                      TELCO COMMUNICATIONS GROUP, INC.
                      --------------------------------

             (Exact name of registrant as specified in its charter)


Virginia                       0-28668                        54-1674283
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(State or other         (Commission File Number)          (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)

4219 Lafayette Center Drive, Chantilly, Virginia                20151
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number including area code   (703) 631-5600
                                                 --------------

(Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.
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     On June 24, 1997, pursuant to an Asset Acquisition Agreement (the
"Agreement") dated as of June 24, 1997, by and among Telco Communications Group, Inc., (the "Company"), Telco Network Services, Inc., a Nevada corporation ("Network") (an indirect wholly owned subsidiary of the Company), Telco Switch Acquisition, Inc., a Nevada corporation ("Switch")(an indirect wholly owned subsidiary of the Company) and Intermedia Communications, Inc. ("Intermedia"), the Company consummated the sale to Intermedia of certain switch assets and associated equipment acquired by the Company in connection with the purchase of the Advantis voice network assets in April of 1997.

     The Company intends to use the proceeds from the sale, approximately $38 million, to reduce its existing indebtedness. Reference is made to the Agreement and the Press Release, dated June 25, 1997, each of which is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  Exhibits
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         (c)     Exhibits

                 2.1 Asset Acquisition Agreement dated as of June 24, 1997, by and among Telco Communications, Inc., Telco Network Services, Inc., Telco Switch Acquisition, Inc. and Intermedia Communications, Inc. The Schedules and Exhibits to the Asset Acquisition Agreement have been omitted. The Company will furnish supplementally to the Securities and Exchange Commission any of the schedules or exhibits upon request.

                10.1 Right to Use Agreement dated as of June 24, 1997, by and among Telco Communications, Inc., Telco Voice Network, Inc. and Intermedia Communications, Inc

                99.1  Press Release, dated June 25, 1997

                            Exhibit Index
                            -------------

Exhibit
Number                Description
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2.1                   Asset Acquisition Agreement dated as of June 24, 1997,
                      by and among Telco Communications, Inc., Telco Network
                      Services, Inc., Telco Switch Acquisition, Inc. and
                      Intermedia Communications, Inc. The Schedules and
                      Exhibits to the Asset Acquisition Agreement have been omitted. The Company will furnish supplementally to the Securities and Exchange Commission any of the schedules or exhibits upon request.

10.1 Right to Use Agreement dated as of June 24, 1997, by and among Telco Communications, Inc., Telco Voice Network, Inc. and Intermedia Communications, Inc

99.1                  Press Release, dated June 25, 1997

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TELCO COMMUNICATIONS GROUP, INC.

                                By:/s/ Bryan K. Rachlin
                                   ----------------------------------
Date:  June 30, 1997                  Bryan K. Rachlin,
                                      Secretary and Chief Operating
                                      Officer